EXHIBIT 99.1

FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                         973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                33% INCREASE IN THIRD QUARTER EARNINGS PER SHARE
                ------------------------------------------------
                       AND A 40% INCREASE IN THE DIVIDEND
                       ----------------------------------

     WEST ORANGE, NJ, April 27, 2005 - PennFed Financial Services, Inc. (NASDQ:PFSB), the holding company for New Jersey-based Penn Federal Savings Bank, reported earnings of 28 cents per diluted share for the third fiscal quarter ended March 31, 2005. This compared to 21 cents per diluted share for the quarter ended March 31, 2004, representing growth of 33%.

     For the first nine months of fiscal 2005, PennFed reported earnings of $0.82 per diluted share, compared to $0.64 per diluted share for the nine months ended March 31, 2004. Return on equity for the nine months ended March 31, 2005 was 12.68% compared to 10.36% for the comparable prior year period. Joseph L. LaMonica, President and Chief Executive Officer stated, "We were pleased with results as they represented core earnings, with no significant gains from loan and securities sales or other non-recurring revenue items."

     The Company also reported that its Board of Directors approved a two cents increase in the quarterly cash dividend. PennFed stockholders of record as of May 13, 2005 will be paid a cash dividend of $0.07 per share on May 27, 2005. The level of the Company's dividend will continue to be reviewed on a quarterly basis.

     At March 31, 2005, total assets of $1.996 billion represented annualized growth of 6.6% since June 30, 2004. During the first nine months of fiscal 2005, net loans receivable

                                     -more-

PennFed 3Q-2005
Page 2

grew over 8%. Total loan production was $95 million and $334 million for the three and nine months ended March 31, 2005, respectively. While a reduction in refinance activity since the beginning of the fiscal year and the resulting slowdown in loan production has occurred, the Company has also benefited from a slowdown in accelerated prepayments on loans.

     "Growth in deposits has funded the growth in loans," LaMonica commented. Since June 30, 2004, total deposits have increased $96 million, with core deposits (checking, money market and savings accounts) increasing $41 million, or 7.0%.

     During the current fiscal year, the Company again demonstrated its commitment to expanding its retail franchise with a February 2005 opening of its 25th branch - located in Aberdeen, New Jersey. Over the last year, three branches have been opened. The Company continues to evaluate additional locations that would complement or expand the franchise.

     PennFed's net interest margin reflected compression. For the current quarter, the margin of 2.26% reflected a 7 basis point contraction from the December 2004 quarter. LaMonica noted, "PennFed's cost of funds is increasing at a slightly faster pace than our yield on assets, similar to what other traditional thrifts are experiencing. In the current and projected interest rate environment, with short term rates rising and a flattening yield curve, continued pressure on net interest margin is expected."

     LaMonica stated, "Our low-risk,  low-cost reputation remains intact.  Asset
quality  is  exceptional."   Non-performing  assets  totaled  $1.6  million  and
represented only 0.08% of total assets at March 31, 2005.

     The Company's expense and efficiency ratios also remained strong at 1.24% and 46.97%, respectively, for the current quarter versus 1.47% and 55.70% for the prior year quarter. While current expense levels reflect the end of costs associated with funding the Company's Employee Stock Ownership Plan, expenses include a replacement benefit plan

                                     -more-

PennFed 3Q-2005
Page 3

for the ESOP as well as costs associated with new branches opened in the last two years. In addition, costs associated with regulatory burden, especially compliance with Sarbanes-Oxley Section 404, have required, and are expected to continue to require, significant additional expenditures.

     The Company continues to be successful employing stock repurchases as a means of utilizing capital. During the March 2005 quarter, 150,900 shares of the Company's outstanding stock were repurchased at prices ranging from $15.05 to $16.15, for a total cost of $2.4 million. Subject to availability and liquidity, the Company intends to continue to repurchase stock given current trading and price levels.

     With its February 2005 opening of a branch in Aberdeen, New Jersey, Penn Federal Savings Bank now maintains 25 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###
                           NOTE: SEE FINANCIAL TABLES


                                            PennFed Financial Services, Inc.
                                    (Holding Company for Penn Federal Savings Bank)
                                      Selected Consolidated Financial Information
                                    (dollars in thousands, except per share amounts)

                                                           March 31,        December 31,     June 30,        March 31,
                                                             2005              2004            2004            2004
                                                          -----------       -----------     -----------     -----------
Selected Financial Condition Data:
     Cash and cash equivalents                            $    12,757       $    14,829     $    14,859     $    18,897
     Investments, net                                         424,491           422,159         424,980         425,103
     Mortgage-backed securities, net                           83,079            87,879         100,079          99,487
     Loans held for sale                                            0             2,580               0               0
     Loans receivable:
          One- to four-family mortgage loans                1,093,072         1,075,831         996,659         917,374
          Commercial and multi-family real estate loans       167,783           168,092         172,244         164,200
          Consumer loans                                      132,543           124,402         117,688         115,875
          Allowance for loan losses                            (6,054)           (6,064)         (6,249)         (6,252)
          Other, net                                            8,101             7,931           7,131           6,533
                                                          -----------       -----------     -----------     -----------
     Loans receivable, net                                  1,395,445         1,370,192       1,287,473       1,197,730

     FHLB stock                                                21,733            22,102          23,773          24,273
     Other intangible assets                                        0               454           1,361           1,814
     Other assets                                              58,859            59,293          49,761          49,109
                                                          -----------       -----------     -----------     -----------
     Total assets                                         $ 1,996,364       $ 1,979,488     $ 1,902,286     $ 1,816,413
                                                          ===========       ===========     ===========     ===========

     Deposits:
          Checking and money market                       $   210,327       $   199,297     $   169,609     $   163,893
          Savings                                             419,112           430,203         418,678         406,830
          Certificates of deposit and accrued interest        655,028           623,954         599,813         558,814
                                                          -----------       -----------     -----------     -----------
     Total deposits                                         1,284,467         1,253,454       1,188,100       1,129,537

     FHLB advances                                            425,465           425,465         475,465         485,465
     Other borrowings                                         103,059           122,624          59,346          27,046
     Junior subordinated debentures                            42,070            42,059          42,037          42,026
     Other liabilities                                         17,074            12,551          18,939          14,759
     Stockholders' equity                                     124,229(a)        123,335         118,399         117,580
                                                          -----------       -----------     -----------     -----------
     Total liabilities and stockholders' equity           $ 1,996,364       $ 1,979,488     $ 1,902,286     $ 1,816,413
                                                          ===========       ===========     ===========     ===========

     Book value per share                                 $      9.20       $      9.04     $      8.72     $      8.82

     Equity to assets                                            6.22%             6.23%           6.22%           6.47%

Asset Quality Data:
     Non-performing loans                                 $     1,611       $     1,776     $     2,182     $     2,900
     Real estate owned, net                                         0                 0               0              28
                                                          -----------       -----------     -----------     -----------
     Total non-performing assets                          $     1,611       $     1,776     $     2,182     $     2,928
                                                          ===========       ===========     ===========     ===========

     Non-performing loans to total loans                         0.11%             0.13%           0.17%           0.24%
     Non-performing assets to total assets                       0.08%             0.09%           0.11%           0.16%
     Allowance for loan losses to non-performing loans         375.79%           341.44%         286.39%         215.59%
     Allowance for loan losses to total gross loans              0.43%             0.44%           0.48%           0.52%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                8.51%             8.56%           8.61%           8.86%
     Core capital ratio (requirement - 4.00%)                    8.51%             8.56%           8.61%           8.86%
     Risk-based capital ratio (requirement - 8.00%)             16.43%            16.58%          16.86%          17.48%


(a) Common shares outstanding as of March 31, 2005 totaled 13,499,078 shares.

                       Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100%  stock dividend paid on October 29, 2004.

                                             PennFed Financial Services, Inc.
                                      (Holding Company for Penn Federal Savings Bank)
                                       Selected Consolidated Financial Information
                                     (dollars in thousands, except per share amounts)

                                                        For the three months ended             For the nine months ended
                                                                 March 31,                            March 31,
                                                      ------------------------------        ------------------------------
                                                          2005               2004               2005               2004
                                                      -----------        -----------        -----------        -----------
Selected Operating Data:
   Interest and dividend income                       $    26,167        $    24,326        $    77,971        $    71,725
   Interest expense                                        15,300             14,598             45,094             44,022
                                                      -----------        -----------        -----------        -----------
        Net interest and dividend income                   10,867              9,728             32,877             27,703
   Provision for loan losses                                    0                  0                  0                  0
                                                      -----------        -----------        -----------        -----------
   Net interest and dividend income
        after provision for loan losses                    10,867              9,728             32,877             27,703
   Non-interest income:
        Service charges                                       703                957              2,296              3,131
        Net gain from real estate operations                    0                  0                157                  1
        Net gain on sales of loans                            172                 57                266                754
        Other                                                 369                360                980              1,062
                                                      -----------        -----------        -----------        -----------
        Total non-interest income                           1,244              1,374              3,699              4,948
   Non-interest expenses:
        Compensation & employee benefits                    3,135              3,901              9,407             10,841
        Net occupancy expense                                 643                514              1,741              1,417
        Equipment                                             516                536              1,594              1,520
        Advertising                                           155                102                549                236
        Amortization of intangibles                           454                453              1,361              1,362
        Federal deposit insurance premium                      44                 41                128                126
        Other                                               1,196              1,090              3,663              3,091
                                                      -----------        -----------        -----------        -----------
        Total non-interest expenses                         6,143              6,637             18,443             18,593
                                                      -----------        -----------        -----------        -----------
   Income before income taxes                               5,968              4,465             18,133             14,058
   Income tax expense                                       2,114              1,499              6,511              4,838
                                                      -----------        -----------        -----------        -----------
   Net income                                         $     3,854        $     2,966        $    11,622        $     9,220
                                                      ===========        ===========        ===========        ===========

   Weighted avg. no. of diluted common shares          13,959,738         14,385,896         14,099,360         14,455,810
   Diluted earnings per common share                  $      0.28        $      0.21        $      0.82        $      0.64

   Return on average common equity                          12.44%              9.98%             12.68%             10.36%

   Return on average assets                                  0.78%              0.66%              0.79%              0.69%

   Average earning assets                             $ 1,913,274        $ 1,741,017        $ 1,898,462        $ 1,724,232

   Yield on average interest-earning assets                  5.48%              5.59%              5.47%              5.53%
   Cost of average interest-bearing liabilities              3.34%              3.48%              3.27%              3.51%
                                                      -----------        -----------        -----------        -----------
   Net interest rate spread                                  2.14%              2.11%              2.20%              2.02%
                                                      ===========        ===========        ===========        ===========

   Net interest margin                                       2.26%              2.24%              2.32%              2.16%

   Non-interest exp. as a % of avg. assets                   1.24%              1.47%              1.25%              1.39%
   Efficiency ratio                                         46.97%             55.70%             46.90%             52.77%

   Loan originations and purchases:
        One- to four-family mortgage loans            $    63,610        $    79,438        $   242,753        $   319,075
        Commercial and multi-family real estate
        loans                                               8,110             10,143             30,142             27,359
        Consumer loans                                     23,681             17,248             61,507             55,421
                                                      -----------        -----------        -----------        -----------
        Total loan originations and purchases         $    95,401        $   106,829        $   334,402        $   401,855
                                                      ===========        ===========        ===========        ===========


                       Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100%  stock dividend paid on October 29, 2004.

                                              PennFed Financial Services, Inc.
                                      (Holding Company for Penn Federal Savings Bank)
                                        Selected Consolidated Financial Information
                                      (dollars in thousands, except per share amounts)

                                                                              For the three months ended
                                                      ---------------------------------------------------------------------------
                                                        Mar. 31,       Dec. 31,        Sep. 30,        Jun. 30,        Mar. 31,
                                                          2005           2004            2004            2004            2004
                                                      -----------     -----------     -----------     -----------     -----------
Selected Operating Data:
   Interest and dividend income                       $    26,167     $    25,999     $    25,805     $    24,551     $    24,326
   Interest expense                                        15,300          15,060          14,734          14,652          14,598
                                                      -----------     -----------     -----------     -----------     -----------
        Net interest and dividend income                   10,867          10,939          11,071           9,899           9,728
   Provision for loan losses                                    0               0               0               0               0
                                                      -----------     -----------     -----------     -----------     -----------
   Net interest and dividend income
        after provision for loan losses                    10,867          10,939          11,071           9,899           9,728
   Non-interest income:
        Service charges                                       703             867             726           1,044             957
        Net gain from real estate operations                    0             157               0              57               0
        Net gain on sales of loans                            172              70              24               5              57
        Other                                                 369             261             350             375             360
                                                      -----------     -----------     -----------     -----------     -----------
        Total non-interest income                           1,244           1,355           1,100           1,481           1,374
   Non-interest expenses:
        Compensation & employee benefits                    3,135           3,079           3,193           3,752           3,901
        Net occupancy expense                                 643             559             539             477             514
        Equipment                                             516             543             535             537             536
        Advertising                                           155             227             167             154             102
        Amortization of intangibles                           454             454             453             454             453
        Federal deposit insurance premium                      44              43              41              42              41
        Other                                               1,196           1,276           1,191           1,421           1,090
                                                      -----------     -----------     -----------     -----------     -----------
        Total non-interest expenses                         6,143           6,181           6,119           6,837           6,637
                                                      -----------     -----------     -----------     -----------     -----------
   Income before income taxes                               5,968           6,113           6,052           4,543           4,465
   Income tax expense                                       2,114           2,133           2,264           1,705           1,499
                                                      -----------     -----------     -----------     -----------     -----------
   Net income                                         $     3,854     $     3,980     $     3,788     $     2,838     $     2,966
                                                      ===========     ===========     ===========     ===========     ===========

   Weighted avg. no. of diluted common shares          13,959,738      14,114,728      14,195,722      14,205,944      14,385,896
   Diluted earnings per common share                  $      0.28     $      0.28     $      0.27     $      0.20     $      0.21

   Return on average common equity                          12.44%          12.97%          12.63%           9.69%           9.98%

   Return on average assets                                  0.78%           0.81%           0.78%           0.61%           0.66%

   Average earning assets                             $ 1,913,274     $ 1,901,002     $ 1,881,110     $ 1,782,562     $ 1,741,017

   Yield on average interest-earning assets                  5.48%           5.45%           5.47%           5.51%           5.59%
   Cost of average interest-bearing liabilities              3.34%           3.25%           3.22%           3.41%           3.48%
                                                      -----------     -----------     -----------     -----------     -----------
   Net interest rate spread                                  2.14%           2.20%           2.25%           2.10%           2.11%
                                                      ===========     ===========     ===========     ===========     ===========

   Net interest margin                                       2.26%           2.33%           2.38%           2.23%           2.24%

   Non-interest exp. as a % of avg. assets                   1.24%           1.26%           1.26%           1.48%           1.47%
   Efficiency ratio                                         46.97%          47.19%          46.55%          56.37%          55.70%

   Loan originations and purchases:
     One- to four-family mortgage loans               $    63,610     $    55,899     $   123,244     $   143,758     $    79,438
     Commercial and multi-family real estate loans          8,110          16,217           5,815          15,863          10,143
     Consumer loans                                        23,681          20,121          17,705          19,581          17,248
                                                      -----------     -----------     -----------     -----------     -----------
        Total loan originations and purchases         $    95,401     $    92,237     $   146,764     $   179,202     $   106,829
                                                      ===========     ===========     ===========     ===========     ===========


                       Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100%  stock dividend paid on October 29, 2004.

                                               PennFed Financial Services, Inc.
                                       (Holding Company for Penn Federal Savings Bank)
                                         Selected Consolidated Financial Information
                                       (dollars in thousands, except per share amounts)


                                  CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGES
                                  ------------------------------------------------------------

                                                                              For the three months ended
                                              ---------------------------------------------------------------------------------
                                                Mar. 31,         Dec. 31,         Sep. 30,         Jun. 30,         Mar. 31,
                                                  2005             2004             2004             2004             2004
                                              ------------     ------------     ------------     ------------      ------------
Reported net income                           $      3,854     $      3,980     $      3,788     $      2,838      $      2,966

Non-recurring charges:
     Additional environmental accrual                    0                0                0              298                 0
     Tax effect                                          0                0                0             (110)                0
                                              ------------     ------------     ------------     ------------      ------------
     Non-recurring charges, net of taxes                 0                0                0              188                 0

                                              ------------     ------------     ------------     ------------      ------------
"Adjusted" net income                         $      3,854     $      3,980     $      3,788     $      3,026      $      2,966
                                              ============     ============     ============     ============      ============

Weighted avg. no. of diluted common shares      13,959,738       14,114,728       14,195,722       14,205,944        14,385,896
Diluted earnings per common share             $       0.28     $       0.28     $       0.27     $       0.21      $       0.21

Return on average common equity                      12.44%           12.97%           12.63%           10.33%             9.98%

Return on average assets                              0.78%            0.81%            0.78%            0.66%             0.66%

Non-interest exp. as a % of avg. assets               1.24%            1.26%            1.26%            1.42%             1.47%
Efficiency ratio                                     46.97%           47.19%           46.55%           53.74%            55.70%


                       Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100%  stock dividend paid on October 29, 2004.